Exhibit 99.2

This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic growth, adjusted EPS, and adjusted free cash flow; the market position, expected growth and consumption trends for the Company’s brands; the impact of brand-building and product innovation and the related impact on the Company’s revenues; the ability to create long-term shareholder value; and the impact of retailer destocking. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, general economic and business conditions, regulatory matters, competitive pressures, supplier issues, disruptions to distribution, unexpected costs or liabilities, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018 and in Part II, Item 1A Risk Factors in the Company’s Quarter Report on Form 10-Q for the quarter ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our May 9, 2019 earnings release in the “About Non-GAAP Financial Measures” section.

◼ Revenue of $975.8 million, up 0.1%(1) versus FY 18 on an organic basis – Solid consumption growth of 1.9%(2) outpaced both category and private label growth – Lower than average incidence rates across cough/cold and lice categories – Strong growth in international segment ◼ Adjusted Gross Margin of 57.0%(3), up 130 bps versus FY 18 ◼ Adjusted EPS of $2.78(3), up 7.8% versus FY 18 Adjusted EPS ◼ Continued solid Adjusted Free Cash Flow of $202.4 million(3) ◼ Total debt paydown of $200 million in FY 19, resulting in leverage of 5.0x(4) – Continued debt paydown enables future capital allocation optionality ◼ Repurchased $50 million of shares in FY 19 ◼ Strategic divestiture of Household Cleaning segment

◼ Brand building continued to drive consumption growth Invest for and share gains ✓ Growth ◼ Successful new product launches across the portfolio ◼ Strong & consistent adjusted free cash flow of $202 Cash million(3) ✓ Generation ◼ Enabled capital allocation opportunities ◼ Reduced debt by $200 million Capital ◼ Executed opportunistic share repurchase in 1Q 19 ✓ Allocation ◼ Successfully divested household segment

Total Sales* by Category #1 Brands Represent Two-Thirds of Total Sales* Dermatologicals 10% Women’s Eye & Health Ear Care 27% 12% Oral 11% Care 17% 11% GI Cough / 12% Cold Analgesics * FY’19 Revenues, Excludes Divested Household Cleaning Segment Note: Excludes other OTC (less than 1%).

Extend Brand Through Better Consumer Experience or Claims Innovate Through Technology Expand Brand in New Monthly Professional Professional Cough Nausea Shampoo Channels or Categories Cycle Alternative Alternative Suppressant

Innovation reduces barriers to entry and adds new users ~$60M Retail Sales(2) New Category New Formulation More Impactful New Form Revitalized Claims Packaging

Consumption Growth* vs. the Category Household Penetration* +930bps +1.1% 5.8% 4.7% +700bps ◼ Shift traditional TV media to digital Jan-18 Mar-19 ◼ Promote multiple usage occasions ◼ Opportunity for increased household through targeted messaging penetration ◼ Consumer purchases driven by flavor ◼ Lack of awareness for multiple uses and format ◼ Brand awareness of 64%** Last 52 Weeks Last 12 Weeks ◼ +10.1% retail sales growth vs. year ago* * IRI Australia data for the Grocery and Pharmacy channel for the 52 weeks ended 3-17-19 **Data per Ruby Cha Cha marketing agency

Top PBH Brands Rank U.S. Market Share* FY19 vs Category Summer’s Eve #1 55% History of Winning Monistat #1 60% Continued in FY19 BC/Goody’s #1 100%/5%*** Clear Eyes #1 25% DenTek #2 25% Dramamine #1 50% ~2.5x Average Share vs. Largest Competitor Luden’s #3 5% Fleet #1 50% Compound W #1 45% Chloraseptic #1 45% 10 of 12 Top Brands Are Market Leaders Nix #1 20% Hydralyte** #1 90% *Approximate Market Share Reflects U.S. IRI MULO + C-store for the 52 weeks ended 3-24-19 **Hydralyte is IRI Australia data for the Grocery and Pharmacy channel for the 52 weeks ended 3-17-19 ***Represents share in analgesic powders and analgesic tabs/powders respectively

◼ Solid overall financial performance in Q4 and FY 19 − Q4 Revenue of $241.0 million, an organic increase of 3.2%(1) vs prior year − Q4 Adjusted EBITDA of $83.7 million(3) − Q4 Adjusted EPS of $0.72(3), up 16.1% vs prior year, and FY 19 Adjusted EPS of $2.78(3), up 7.8% vs prior year Q4 FY 19 Q4 FY 18 FY 19 FY 18 3.2% 0.1% $241.0 $233.6 $975.8 $974.7 (1.8%) (6.8%) 16.1% 7.8% $83.7 $85.3 $0.72 $0.62 $331.4 $355.4 $2.78 $2.58 Organic Revenue EBITDA EPS Organic Revenue EBITDA EPS Dollar values in millions, except per share data.

Q4 FY 19 Q4 FY 18 % Chg FY19 FY18 % Chg ◼ Organic Revenue growth of 0.1%(1) vs prior year Total Revenue $ 241.0 $ 256.0 (5.8%) $ 975.8 $ 1,041.2 (6.3%) (3) – Impacted by elevated levels of retailer Adjusted Gross Margin 138.2 141.3 (2.1%) 555.7 580.2 (4.2%) inventory reductions % Margin 57.4% 55.2% 57.0% 55.7% (3) ◼ (3) Adjusted A&P 34.4 35.3 (2.5%) 143.1 147.5 (3.0%) Adjusted Gross Margin of 57.0% , up 130 bps % Total Revenue 14.3% 13.8% 14.7% 14.2% vs prior year (3) Adjusted G&A 21.3 22.0 (3.4%) 85.5 82.7 3.4% ◼ Adjusted EPS of $2.78(3) up 7.8% vs prior year % Total Revenue 8.8% 8.6% 8.8% 7.9% ◼ (3) D&A (ex. COGS D&A) 6.5 6.9 (6.4%) 27.0 28.4 (4.9%) Adjusted EBITDA margin of 34.0% roughly % Total Revenue 2.7% 2.7% 2.8% 2.7% flat (3) Adjusted Operating Income $ 76.0 $ 77.0 (1.2%) $ 300.1 $ 321.6 (6.7%) % Margin 31.5% 30.1% 30.8% 30.9% (3) Adjusted Earnings Per Share $ 0.72 $ 0.62 16.1% $ 2.78 $ 2.58 7.8% (3) Adjusted EBITDA $ 83.7 $ 85.3 (1.8%) $ 331.4 $ 355.4 (6.8%) % Margin 34.7% 33.3% 34.0% 34.1% Dollar values in millions, except per share data. *Includes depreciation as a component of Adjusted Gross Profit

Industry Leading and Consistent Free Cash Flow Trends

Adjusted Free Cash Flow[3][6]



$197
$208
$202
$200+
~5.7x
~5.2x
~5.0x
~4.5x
FY 17
FY 18
FY 19
FY 20E

Dollar values in millions

*Free Cash Flow Conversion defined as Non-GAAP Adjusted Free Cash Flow over Non-GAAP Adjusted Net Income

Comments

- FY19 Free Cash Flow impacted by sale of Household, up organically vs prior year
  - Free Cash Flow conversion of 139% for FY 19*
- Net Debt at March 31 of $1.8 billion; leverage ratio of 5.0x[4] at end of FY 19
  - Expect to reach approximately ~4.5x by year end FY 20 if all cash generation used for debt paydown
- $45 million debt paydown in Q4, FY19 debt paydown of $200 million
- Announced $50 million in share repurchase authorization for FY 20

Fourth Quarter FY 19 Results

Prestige Consumer HEALTHCARE

17

Annual incremental FCF $600+ $200+ $400+ $200+ $200+ $400 $200 FY 20E FY 21E FY 22E

◼ Continue to gain market share with consumers and grow categories with retailers ◼ Prestige’s portfolio of need-based brands continues to be well positioned for future long-term growth, despite macro headwinds at retail ◼ Reported Revenue of $951 to $961 million, Organic Revenue expected to be approximately flat – Expect consumption growth in excess of shipment growth – Expect continued retailer de-stocking, particularly in the drug channel ◼ EPS approximately flat ($2.76 to $2.83)(5) – EPS growth concentrated in 2H FY 19 due to timing ◼ Adjusted Free Cash Flow of $200 million(6) or more ◼ Announced $50 million in share repurchase authorization for FY 20

(1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release in the “About Non-GAAP Financial Measures” section. (2) Total company consumption is based on domestic IRI multi-outlet + C-Store retail sales for the period ending 3-24-19, direct point of sale consumption for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) Adjusted Gross Margin, Adjusted A&P, Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Net Income, Adjusted EPS, Adjusted Free Cash Flow and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Adjusted EPS for FY 20 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS plus adjustments relating to the sale of our Household cleaning business and related taxes. (6) Adjusted Free Cash Flow for FY 20 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non- GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus payments associated with divestitures less tax effect of payments associated with divestitures.

Three Months Ended Mar. 31, Year Ended Mar. 31, 2019 2018 2019 2018 (In Thousands) GAAP Total Revenues $ 241,026 $ 255,965 $ 975,777 $ 1,041,179 Revenue Growth (5.8%) (6.3%) Adjustments: Revenue associated with divestiture - (19,817) - (60,787) Allocated costs that remain after divestiture - (578) - (1,978) Impact of foreign currency exchange rates - (1,985) - (3,758) Total adjustments - $ (22,380) $ - $ (66,523) Non-GAAP Organic Revenues $ 241,026 $ 233,585 $ 975,777 $ 974,656 Non-GAAP Organic Revenue Growth 3.2% 0.1%

Three Months Ended Mar. 31, Year Ended Mar. 31, 2019 2018 2019 2018 Three Months Ended Mar. 31, Year Ended Mar. 31, (In Thousands) 2019 2018 2019 2018 GAAP Total Revenues $ 241,026 $ 255,965 $ 975,777 $ 1,041,179 (In Thousands) GAAP Advertising and Promotion Expense $ 34,433 $ 35,319 $ 143,090 $ 147,286 GAAP Gross Profit $ 138,246 $ 141,257 $ 555,576 $ 576,505 GAAP Advertising and Promotion Expense as a Percentage of GAAP Total Revenue 14.3% 13.8% 14.7% 14.1% GAAP Gross Profit as a Percentage of GAAP Total Revenue 57.4% 55.2% 56.9% 55.4% Adjustments: Adjustments: Integration, transition and other costs associated with divestiture and Integration, transition and other costs associated with acquisition - - 170 3,719 acquisition - - - (192) Total adjustments - - 170 3,719 Total adjustments - - - (192) Non-GAAP Adjusted Gross Margin $ 138,246 $ 141,257 $ 555,746 $ 580,224 Non-GAAP Adjusted Advertising and Promotion Expense $ 34,433 $ 35,319 $ 143,090 $ 147,478 Non-GAAP Adjusted Gross Margin as a Percentage of GAAP Total Non-GAAP Adjusted Advertising and Promotion Expense as a Percentage Revenues 57.4% 55.2% 57.0% 55.7% of GAAP Total Revenues 14.3% 13.8% 14.7% 14.2%

Three Months Ended Mar. 31, Year Ended Mar. 31, 2019 2018 2019 2018 (In Thousands) GAAP General and Administrative Expense $ 21,299 $ 22,164 $ 89,759 $ 85,393 GAAP General and Administrative Expense as a Percentage of GAAP Total Revenue 8.8% 8.7% 9.2% 8.2% Adjustments: Integration, transition and other costs associated with divestiture and acquisition - 124 4,272 2,001 Tax adjustment associated with acquisitions - - - 704 Total adjustments - 124 4,272 2,705 Non-GAAP Adjusted General and Administrative Expense $ 21,299 $ 22,040 $ 85,487 $ 82,688 Non-GAAP Adjusted General and Administrative Expense as a Percentage of GAAP Total Revenues 8.8% 8.6% 8.8% 7.9%

Three Months Ended Mar. 31, Year Ended Mar. 31, 2019 2018 2019 2018 (In Thousands) GAAP Net Income (Loss) $ (139,274) $ (39,687) $ (35,800) $ 339,570 Interest expense, net 25,745 26,838 105,082 105,879 Provision (benefit) for income taxes (39,756) (12,875) (2,255) (232,484) Depreciation and amortization 7,526 8,045 31,779 33,426 Non-GAAP EBITDA (145,759) (17,679) 98,806 246,391 Non-GAAP EBITDA Margin (60.5%) (6.9%) 10.1% 23.7% Adjustments: Integration, transition and other costs associated with divestiture and acquisition in Cost of Goods Sold - - 170 3,719 Integration, transition and other costs associated with acquisition in Advertising and Promotion Expense - - - (192) Integration, transition and other costs associated with divestiture and acquisition in General and Administrative Expense - 124 4,272 2,001 Goodwill and tradename impairment 229,461 99,924 229,461 99,924 Tax adjustment associated with acquisition - - - 704 Loss on extinguishment of debt - 2,901 - 2,901 Gain on divestiture - - (1,284) - Total adjustments 229,461 102,949 232,619 109,057 Non-GAAP Adjusted EBITDA $ 83,702 $ 85,270 $ 331,425 $ 355,448 Non-GAAP Adjusted EBITDA Margin 34.7% 33.3% 34.0% 34.1%

Reconciliation Schedules Cont'd

Adjusted Net Income and Adjusted EPS

	Three Months Ended Mar. 31, 2019 Net Income	2019 EPS	Three Months Ended Mar. 31, 2018 Net Income	2018 EPS	Year Ended Mar. 31, 2019 Net Income	2019 EPS	Year Ended Mar. 31, 2018 Net Income	2018 EPS
(In Thousands, except per share data)								
GAAP Net Income (Loss)	$ (139,274)	$ (2.67)	$ (39,687)	$ (0.74)	$ (35,800)	$ (0.68)	$ 339,570	$ 6.34
Adjustments:								
Integration, transition and other costs associated with divestiture and acquisition in Cost of Goods Sold	-	-	-	-	170	-	3,719	0.07
Integration, transition and other costs associated with acquisition in Advertising and Promotion Expense	-	-	-	-	-	-	(192)	-
Integration, transition and other costs associated with divestiture and acquisition in General and Administrative Expense	-	-	124	-	4,272	0.08	2,001	0.04
Tax adjustment associated with acquisition in General and Administrative Expense	-	-	-	-	-	-	704	0.01
Accelerated amortization of debt origination costs	-	-	392	0.01	706	0.01	392	0.01
Additional expense as a result of Term Loan debt refinancing	-	-	270	-	-	-	270	-
Goodwill and tradename impairment	229,461	4.40	99,924	1.87	229,461	4.38	99,924	1.87
Loss on extinguishment of debt	-	-	2,901	0.05	-	-	2,901	0.05
Gain on divestiture	-	-	-	-	(1,284)	(0.02)	-	-
Tax impact of adjustments	(58,283)	(1.12)	(36,574)	(0.68)	(57,863)	(1.10)	(38,804)	(0.72)
Normalized tax rate adjustment	5,717	0.11	5,679	0.11	6,132	0.11	(272,201)	(5.09)
Total Adjustments	176,895	3.39	72,716	1.36	181,594	3.46	(201,286)	(3.76)
Non-GAAP Adjusted Net Income and Adjusted EPS	$ 37,621	$ 0.72	$ 33,029	$ 0.62	$ 145,794	$ 2.78	$ 138,284	$ 2.58

Note: Reported GAAP is calculated using diluted shares outstanding. Diluted shares outstanding for the three months ended March 31, 2019 are 51,912

Fourth Quarter FY 19 Results

PrestigeConsumer HEALTHCARE 28

Three Months Ended Mar. 31, Year Ended Mar. 31, 2019 2018 2019 2018 (In Thousands) GAAP Net Income (Loss) $ (139,274) $ (39,687) $ (35,800) $ 339,570 Adjustments: Adjustments to reconcile net income (loss) to net cash provided by operating activities as shown in the Statement of Cash Flows 195,975 103,215 233,400 (113,698) Changes in operating assets and liabilities, net of effects from acquisitions as shown in the (5,854) (9,090) (8,316) (15,762) Statement of Cash Flows Total Adjustments 190,121 94,125 225,084 (129,460) GAAP Net cash provided by operating activities 50,847 54,438 189,284 210,110 Purchase of property and equipment (3,341) (2,876) (10,480) (12,532) Non-GAAP Free Cash Flow 47,506 51,562 178,804 197,578 Integration, transition and other payments associated with divestitute and acquisition - 221 10,902 10,358 Additional expense as a result of Term Loan debt refinancing - 182 - 182 Additional income tax payments associated with divestiture - - 12,656 - Non-GAAP Adjusted Free Cash Flow $ 47,506 $ 51,965 $ 202,362 $ 208,118

2020 Projected Free Cash Flow (In millions) Projected FY'20 GAAP Net cash provided by operating activities $ 215 Additions to property and equipment for cash (15) Projected Non-GAAP Free Cash Flow $ 200